EXHIBIT 99.5



                                THIRD AMENDMENT
                         TO THIRD AMENDED AND RESTATED
                        RECEIVABLES PURCHASE AGREEMENT

                         dated as of December 31, 2002

                                     among

                                MILACRON INC.,

                          MILACRON COMMERCIAL CORP.,
                                  as Seller,

                                D-M-E COMPANY,
                              as DME Subservicer,

                             UNILOY MILACRON INC.,
                                as Subservicer,

                             TALBOT HOLDINGS, LLC,
                                as Subservicer,

                          MILACRON MARKETING COMPANY,
                             as initial Servicer,

                      MARKET STREET FUNDING CORPORATION,
                                 as Purchaser,

                                      and

                        PNC BANK, NATIONAL ASSOCIATION,
                               as Administrator.

          This THIRD AMENDMENT TO THE THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this "Amendment") dated as of December 31, 2002 is made among MILACRON INC. ("Parent"), MILACRON COMMERCIAL CORP., as Seller, UNILOY MILACRON INC., as Subservicer, TALBOT HOLDINGS, LLC, as Subservicer, D-M-E COMPANY, as DME Subservicer, MILACRON MARKETING COMPANY, as initial Servicer (Parent, Seller, Subservicers and DME Subservicer each a "Seller Party" and collectively the "Seller Parties"), MARKET STREET FUNDING CORPORATION, as Purchaser, and PNC BANK, NATIONAL ASSOCIATION, as Administrator.

                                  BACKGROUND

          A. The parties hereto (other than Talbot Holdings, LLC ("Talbot LLC")) have entered into the Third Amended and Restated Receivables Purchase Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Market Street Purchase Agreement") dated as of November 15, 2001 pursuant to which, among other things, the Seller agreed to sell, and the Purchaser agreed to purchase, the Pool Receivables and Related Assets;

          B. Concurrently herewith, Talbot Holdings, Ltd. ("Talbot Ltd.") has transferred all of its assets to Talbot LLC, a Delaware limited liability company;

          C. In furtherance thereof, the parties hereto wish to amend the Market Street Purchase Agreement as set forth below;

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Definitions. Except as otherwise defined herein, capitalized terms used in this Amendment have the meanings set forth in the Market Street Purchase Agreement.

          SECTION 2.  Amendments.

          (a) Each reference to "Talbot Holdings, Ltd." in the Market Street Purchase Agreement shall be deleted and replaced with "Talbot Holdings, LLC"; and the definitions of "Originator" and "Subservicer" contained in Appendix A to the Market Street Purchase Agreement, shall in each instance be deemed to include to Talbot LLC in lieu of Talbot Ltd.

          (b) Section 6.01(a) is amended by (i) inserting the phrase "or limited liability company, as applicable," after the word "corporation" therein and (ii) inserting the phrase "or membership interests, as applicable," after the first reference to "capital stock" therein.

          (c) Section 6.01(b) is amended by inserting the phrase "or foreign limited liability company, as applicable," after the phrase "foreign corporation" therein.

          (d)  Section 7.01(b) is amended in its entirety to read as follows:

              "(b) Preservation of Existence. Preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as a foreign corporation or limited liability company, as applicable, in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification might reasonably be expected to have a Material Adverse Effect."

          (e) Schedule 6.01(n) and Schedule 6.1(o) and Appendix B are amended in their entirety to read as set forth as Schedule 6.01(n) and Schedule 6.01(o) and Appendix B hereto, respectively.

          SECTION 3. Representations and Warranties. Each Seller Party represents and warrants with respect to such Seller Party as follows:

              (a) each of this Amendment and the Seventh Amendment to the Sale Agreement dated as of the date hereof (the "PSA Amendment") has been duly authorized, executed and delivered on its behalf, and the Market Street Purchase Agreement and the Purchase and Sale Agreement, each as so amended, and each of the other Transaction Documents to which any Seller Party is a party constitutes such Seller Party's legal, valid and binding obligation, enforceable against it in accordance with the terms hereof or thereof except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law);

              (b) the representations and warranties made by each Seller Party in the Transaction Documents are true and correct as to Talbot LLC with appropriate modification to reflect its status as a limited liability company as of the Amendment Effective Date (as defined below); and

              (c) after giving effect to this Amendment, no Liquidation Event (or Unmatured Liquidation Event) shall exist as of the Amendment Effective Date.

          SECTION 4. Closing Conditions. This Amendment shall become effective on the first date (the "Amendment Effective Date") on which the Administrator shall have received:

          (a) this Amendment and the PSA Amendment duly executed by the parties hereto and thereto;

          (b) a copy of the resolutions of the Board of Directors of Talbot LLC approving this Amendment, the PSA Amendment and the other Transaction Documents to be delivered by it hereunder and the transactions contemplated hereby, certified by its Secretary or Assistant Secretary;

          (c) a certificate of the Secretary or Assistant Secretary of Talbot LLC certifying the names and true signatures of the officers authorized on its behalf to sign this Amendment, the PSA Amendment and the other Transaction Documents to be delivered by it hereunder;

          (d) the Certificate of Formation of Talbot LLC, duly certified by the Secretary of State of Delaware as of a recent date acceptable to Administrator, together with a copy of the limited liability company agreement of Talbot LLC, duly certified by the Secretary or an Assistant Secretary of Talbot LLC;

          (e) copies of good standing certificates for Talbot LLC issued by the Secretary of State of Delaware;

          (f) duly executed copies of Lock-Box Agreements (to the extent not previously delivered pursuant to Section 5.01(g) of the Market Street Purchase Agreement) with each of the Lock-Box Banks;

          (g) favorable opinions of (i) general counsel for Talbot LLC, in form and substance acceptable to the Administrator, and (ii) Cravath, Swaine & Moore, special New York counsel to Talbot LLC, in form and substance acceptable to the Administrator;

          (h) a copy of each document referred to in Section 4 of the PSA Amendment;

          (i) a copy of an executed Assignment and Assumption Agreement between Talbot Ltd. and Talbot LLC; and

          (j) such other agreements, instruments, certificates, opinions and other documents as the Administrator may reasonably request.

          SECTION 5. Miscellaneous. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES.

          (b) This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same agreement.

          (c) Any reference to the Market Street Purchase Agreement contained in any notice, request, certificate or other document executed concurrently herewith or after the date hereof shall be deemed to be a reference to the Market Street Purchase Agreement as amended hereby. Except as expressly modified hereby, the Transaction Documents hereby are ratified and confirmed by the parties hereto, and remain in full force and effect.

          (d) Each of the Administrator and the Purchaser (i) consents to (x) the assignment by Talbot Ltd. of all of its assets to Talbot LLC and (y) the dissolution of Talbot Ltd. and (ii) waives

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any breach of any covenant contained in the Market Street Purchase Agreement resulting from such assignment.

          (e) The Seller Parties shall cause to be delivered to the Administrator and the Purchaser not later than 30 days following the effectiveness of this Amendment (i) a favorable opinion of counsel, in form and substance reasonably acceptable to the Administrator, covering perfection and other related matters under the Uniform Commercial Code in all applicable jurisdictions with respect to the Receivables originated by Talbot LLC and the Receivables purchased by Talbot LLC from Talbot Ltd. and (ii) a favorable opinion of Cravath, Swaine & Moore, special New York counsel to Talbot LLC, covering certain bankruptcy matters, in form and substance reasonably acceptable to the Administrator.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment as of the day and year first above written.

                                    MILACRON INC.


                                    By:  /s/ Robert P. Lienesch
                                       -----------------------------------------
                                    Title: Vice President - Finance and Chief
                                           Financial Officer


                                    MILACRON COMMERCIAL CORP., as Seller


                                    By:  /s/ Robert P. Lienesch
                                       -----------------------------------------
                                    Title: Treasurer and Assistant Secretary


                                    D-M-E COMPANY, as DME Subservicer


                                    By:  /s/ Robert P. Lienesch
                                       -----------------------------------------
                                    Title: Treasurer


                                    UNILOY MILACRON INC., as Subservicer


                                    By:  /s/ Robert P. Lienesch
                                       -----------------------------------------
                                    Title: Treasurer


                                    TALBOT HOLDINGS, LLC, as Subservicer


                                    By:  /s/ Robert P. Lienesch
                                       -----------------------------------------
                                    Title: Treasurer and Assistant Secretary


                                    MILACRON MARKETING COMPANY, as the initial
                                    Servicer


                                    By:  /s/ Robert P. Lienesch
                                       -----------------------------------------
                                    Title: Treasurer

                                    MARKET STREET FUNDING CORPORATION, as
                                    Purchaser


                                    By:  /s/ Evelyn Echevarria
                                       ----------------------------------------
                                    Title: Vice President


                                    PNC BANK, NATIONAL ASSOCIATION, as
                                    Administrator


                                    By:  /s/ John Smathers
                                       ----------------------------------------
                                    Title: Vice President